SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 2003

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      0-30130               06-1481060
  (State or other jurisdiction of   (Commission file number)  (I.R.S. employer
   incorporation or organization)                            identification no.)


              7 Commerce Drive
             Danbury, Connecticut                                      06810
   (Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4




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

Item 5.   Other Events.

      On August 6, 2003, ATMI, Inc., a Delaware corporation, issued a press release announcing the appointment of Doug Neugold to its board of directors. A copy of ATMI's press release is attached hereto as Exhibit 99.1.

Item 7.   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated August 6, 2003, entitled "ATMI Appoints Doug Neugold to Board of Directors".




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2003

                                       ATMI, INC.


                                       By: /s/ Oliver Zitzmann
                                          ------------------------------
                                          Oliver Zitzmann
                                          Secretary and Chief Legal Officer





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